UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/06/2010

Technitrol, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 6, 2010, the Compensation Committee of the Board of Directors of Technitrol, Inc. (the "Company") determined that the Company will not enter into any new or materially amended employment or other agreements with executive officers which provide for gross-up payments designed to offset the impact of the excise tax, or any associated interest or penalties, imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, on payments made in the event of a change in control of the Company or change in terms of employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technitrol, Inc.

Date: May 06, 2010	By:	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer